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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated January 16, 1995 included in SoftKey International Inc.'s Form 10-K for the year ended January 6, 1996 and to all references to our Firm included in this registration statement.

                                          Arthur Andersen LLP

Boston, Massachusetts
April 10, 1996